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                                                                EXHIBIT 10.19

                                   AGREEMENT
                                   ---------


     This AGREEMENT is made as of May 20, 1997 by and between ZMAX Corporation, a Nevada corporation (the "Company"), and Investor Communications Company, LLC, a Maryland limited liability company (the "Consultant").

                                    RECITALS

     The Company and the Consultant are parties to an Investor Relations Consulting Agreement dated September 20, 1996 (the "ICC Agreement").

     The Company and the Consultant desire to terminate the ICC Agreement and to release each other from all further obligations and liabilities under the ICC Agreement.

     The Company is willing to give the Consultant, and the Consultant is willing to accept, compensation in full for all services rendered under the ICC Agreement subject to the terms and conditions set forth in this Agreement.

                                   AGREEMENT

     In consideration of the foregoing and the mutual promises and covenants contained herein, the parties agree as follows:

     1.      Compensation for Prior Services Under ICC Agreement.
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     1.1     Compensation. Upon the execution of this Agreement, as compensation
             ------------
for bona fide services rendered by the Consultant not in connection with
    ---- ----
capital-raising transactions, the Company will cause 60,000 shares of the common stock of the Company, par value $.001 (the "Consultant Shares"), to be issued in the name of the Consultant as consideration in full for all services rendered by the Consultant under the ICC Agreement through the effective date of this Agreement.

     1.2     Acknowledgment.  The Consultant acknowledges and agrees that the
             --------------
Consultant Shares constitute full and complete payment for all services and any costs and expenses incurred by the Consultant under the ICC Agreement and hereby releases the Company from payment of any amounts due or owing under the ICC Agreement, other than any reasonable expenses incurred by the Consultant on behalf of the Company through the effective date of this Agreement. Such additional expenses will be paid by the Company within 30 days of receipt of the Consultant's invoice for such amounts, together with supporting documentation therefor.

     2.      Termination of ICC Agreement.
             ----------------------------

     2.1     Termination.  The parties agree that, upon the execution of this
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Agreement, the ICC Agreement is terminated and neither party will have any further obligation or liability to the other party under the terms thereof.

     2.2     Release by Consultant.  The Consultant, and all of its affiliates,
             ---------------------
successors and assigns, for and in consideration of the compensation made in accordance with Section 1 above, the receipt and adequacy of which is hereby acknowledged, hereby waives all of its rights by virtue of or under the ICC Agreement and further releases and discharges the Company from each and every claim, debt, sum of money, agreement, obligation, promise, damage, compensation and claims or demands whatsoever to the Consultant in connection with the ICC Agreement or that the Consultant had, has, or may hereinafter have in connection with the ICC Agreement.

     2.3     Release by Company.  The Company, and all of its affiliates,
             ------------------
successors and assigns, for and in consideration of the mutual releases contained herein, hereby waives all of its rights by virtue of or under the ICC Agreement and further releases and discharges the Consultant from each and every claim, debt, sum of money, agreement, obligation, promise, damage, compensation and claims or demands whatsoever to the Company in connection with the ICC Agreement or that the Company had, has, or may hereinafter have in connection with the ICC Agreement.

     3.      Representations and Warranties.
             ------------------------------

     3.1     Authority.  The Consultant represents and warrants it has the
             ---------
requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Consultant and constitutes a valid and binding agreement of the Consultant and is enforceable against the Consultant in accordance with its terms.

     3.2     Suitability of Investment.  In connection with the Consultant's
             -------------------------
acquiring the Consultant Shares pursuant to Section 1 of this Agreement, the Consultant represents and warrants as follows:

             (a) The Consultant understands and agrees that the Consultant Shares have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any other securities statute or regulation of the United States, or with any agency regulating the sale of securities of any state or any other federal or state authority, nor has any official charged with the administration of federal or any state securities laws reviewed the Agreement or passed on or endorsed the merits of the transactions contemplated by this Agreement.

             (b) The Consultant has not and will not, directly or indirectly, offer, sell, transfer, assign, exchange, or otherwise dispose of all or any part of the Consultant Shares unless: (i) such Consultant Shares are registered under the Securities Act and applicable state securities laws; (ii) exemptions from such registration requirements are available; (iii) such requirements are not applicable; or (iv) any disposition of the Consultant Shares is made 90 days or more after the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the United States Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Consultant will not transfer any Consultant Shares unless, in the opinion of counsel to the Company, one or more of the conditions in this subparagraph (b) have been met and the transfer otherwise complies with all applicable laws.

             (c)  The Consultant has provided bona fide services to the Company
                                              ---- ----
under the ICC Agreement not in connection with capital raising transactions in consideration for the Consultant Shares.

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

             (d) The Consultant acknowledges and understands that an investment in the Company is speculative in nature and involves a high degree of risk. The Consultant further acknowledges and agrees that the Consultant has been afforded access to such business and financial information regarding the Company as the Consultant has deemed appropriate in order to make an informed investment decision to hold the Consultant Shares and has been given the opportunity to ask questions of, and receive answers from, the officers and other employees of the Company relating to all aspects of the Company and its business, and all such questions have been answered to the full satisfaction of the Consultant, and the Consultant has otherwise had the opportunity to obtain from the Company and from publicly available documents any and all information necessary to verify the accuracy of any information so provided. The Consultant has relied solely on the information it has received from such investigation in making its investment decision and has not relied on projections or other forward-looking information provided by the Company in making such decision.

             (e) The Consultant's principal place of business is in the State of Maryland. Mark Elenowitz owns, directly or indirectly, all of the equity interest in the Consultant.

             (f) The Consultant has an adequate net worth and means to provide for its current needs and contingencies and is able at this time and in the foreseeable future to bear the economic risk of a total loss of its investment in the Company.

     4.      Indemnification.  The Consultant understands and agrees that the
             ---------------
Consultant Shares are being offered and sold to it in reliance on specific exemptions from, or non-applicability of, the registration requirements of the United States federal and state securities laws and that the Company and its officers, directors, employees, agents, and affiliates are relying on the truth and accuracy of the representations, warranties and agreements, acknowledgements and understandings of the Consultant to determine the applicability of such exemptions and the suitability of the Consultant to acquire the Consultant Shares. The Consultant further acknowledges and agrees that it understands the meaning and legal consequences of the representations and warranties in Section 3 herein, and hereby agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, and affiliates from and against any and all liability, loss, damage, cost, or expenses (including, without limitation, reasonable attorneys' fees) due to or arising out of a breach of any such representations or warranties or any failure to fulfill any covenants or agreements contained in this Agreement. All representations and warranties contained in this Agreement and the indemnification contained in this Section 4 shall survive the execution and delivery of this Agreement and the issuance of the Consultant Shares.

     5.      Notices.  Any notices required or permitted under this Agreement
             -------
shall be in writing and delivered in person, sent by facsimile, or sent by registered or certified mail, return receipt requested, with proper postage affixed, to the a party at the following address, or any notified change thereto:

     If to the Company:   ZMAX Corporation
                          20251 Century Boulevard
                          Germantown, Maryland 20874
                          Telephone: (301) 353-9500
                          Fax: (301) 353-9501

                          Attention: President

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

     If to the Consultant:  Investor Communications Company, LLC
                            4520 East West Highway
                            Suite 106
                            Bethesda, Maryland 20814
                            Telephone: (301) 215-6343
                            Fax: (301) 215-6347

                            Attention: Mark Elenowitz

All notices will be effective upon receipt or refusal of receipt.

     6.      Assignment.  This Agreement, and the rights and obligations of the
             ----------
Company under the provisions hereof, may not be assigned by either party, except that the Company may assign this agreement to any successor in interest of the Company by merger, consolidation or otherwise.

     7.      Successors and Assigns.  This Agreement shall be binding upon the
             ----------------------
successors, permitted assigns, and legal representatives of the parties hereto.

     8.      Severability.  The invalidity or unenforceability of any provision
             ------------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and this Agreement shall be construed and carried out as nearly as possible according to its original terms and intent.

     9.      Waiver.  The failure or delay of either party to exercise any of
             ------
the rights or remedies provided herein will not operate as a waiver thereof; nor will any waiver by either party of any breach of this Agreement operate as a waiver of any other or subsequent breach. No provision of this Agreement may be waived except in a writing signed by the party granting such waiver.

     10.     Governing Law.  This Agreement and all amendments, modifications,
             -------------
alterations or supplements hereto shall be governed by, and construed in accordance with, the laws applicable in the State of Maryland, without reference to the principles thereof regarding conflicts of law. Each of the parties hereto agrees to submit to the jurisdiction of the state courts and, to the extent jurisdiction can be obtained, U.S. federal district courts sitting in the State of Maryland.

     11.     Entire Agreement; Amendment.  This Agreement constitutes the entire
             ---------------------------
and exclusive understanding and agreement of the parties regarding the subject matter addressed herein. No amendment or modification of this Agreement will be valid or binding upon the parties unless made in writing and signed by both parties hereto. All prior understandings and agreements, whether written or oral, relating to the subject matter of this Agreement, including, without limitation, the ICC Agreement, are hereby expressly superseded.



                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


INVESTOR COMMUNICATIONS COMPANY          ZMAX CORPORATION

By:  /s/ Mark Elenowitz                  By:  /s/ Michael C. Higgins
     -------------------------                --------------------------
     Mark Elenowitz                           Michael C. Higgins
     President                                President

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